UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-42

DWS Portfolio Trust (formerly Scudder Portfolio Trust)

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	01/31

Date of reporting period:	01/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

JANUARY 31, 2006

Annual Report
to Shareholders

DWS Core Plus Income Fund

(formerly Scudder Income Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2006

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class B and 3-Year, 5-Year and 10-Year for Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the DWS Core Plus Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/06
DWS Core Plus Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	1.78%	4.07%	4.64%	4.93%
Class B	.88%	3.21%	3.81%	4.12%
Class C	.89%	3.25%	3.87%	4.20%
LB US Aggregate Bond Index+	1.80%	3.59%	5.53%	6.10%
DWS Core Plus Income Fund	1-Year	3-Year	Life of Class*
Institutional Class	2.13%	4.45%	5.06%
LB US Aggregate Bond Index+	1.80%	3.59%	5.60%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on June 25, 2001. Index returns begin on June 30, 2001.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 1/31/06	$ 12.68	$ 12.68	$ 12.67	$ 12.66
1/31/05	$ 13.04	$ 13.04	$ 13.03	$ 13.01
Distribution Information: Twelve Months: Income Dividends as of 1/31/06	$ 0.59	$ 0.47	$ 0.47	$ 0.63
January Income Dividend	$ 0.0467	$ 0.0372	$ 0.0372	$ 0.0506
SEC 30-day Yield++ as of 1/31/06	3.98%	3.24%	3.36%	4.61%
Current Annualized Distribution Rate++ as of 1/31/06	4.42%	3.52%	3.52%	4.80%

++ The SEC yield is net investment income per share earned over the month ended January 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings — Corporate Debt Funds A-Rated Category as of 1/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	45	of	182	25
3-Year	46	of	158	29

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Core Plus Income Fund — Class A [] LB US Aggregate Bond Index+

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/06
DWS Core Plus Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,720	$10,763	$11,980	$15,452
	Average annual total return	-2.80%	2.48%	3.68%	4.45%
Class B	Growth of $10,000	$9,796	$10,797	$11,954	$14,976
	Average annual total return	-2.04%	2.59%	3.63%	4.12%
Class C	Growth of $10,000	$10,089	$11,006	$12,090	$15,096
	Average annual total return	.89%	3.25%	3.87%	4.20%
LB US Aggregate Bond Index+	Growth of $10,000	$10,180	$11,117	$13,089	$18,070
	Average annual total return	1.80%	3.59%	5.53%	6.10%
		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,021,300	$1,139,500	$1,255,800
	Average annual total return	2.13%	4.45%	5.06%
LB US Aggregate Bond Index+	Growth of $1,000,000	$1,018,000	$1,111,700	$1,283,900
	Average annual total return	1.80%	3.59%	5.60%

The growth of $10,000 and $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on June 25, 2001. Index returns begin on June 30, 2001.

+ The unmanaged Lehman Brothers (LB) US Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 3-year, 5-year and 10-year periods shown for Class AARP and Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the period prior to its inception on July 31, 2000 are derived from the historical performance of Class S shares of the DWS Core Plus Income Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 1/31/06
DWS Core Plus Income Fund	1-Year	3-Year	5-Year	10-Year
Class S	1.98%	4.29%	4.87%	5.18%
Class AARP	2.04%	4.31%	4.89%	5.20%
LB US Aggregate Bond Index+	1.80%	3.59%	5.53%	6.10%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 1/31/06	$ 12.68	$ 12.68
1/31/05	$ 13.04	$ 13.04
Distribution Information: Twelve Months: Income Dividends as of 1/31/06	$ 0.62	$ 0.61
January Income Dividend	$ 0.0496	$ 0.0490
SEC 30-day Yield++ as of 1/31/06	4.41%	4.39%
Current Annualized Distribution Rate++ as of 1/31/06	4.69%	4.64%

++ The SEC yield is net investment income per share earned over the month ended January 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings — Corporate Debt Funds A-Rated Category as of 1/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	31	of	182	17
3-Year	40	of	158	26
5-Year	72	of	114	63
10-Year	45	of	68	64

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Core Plus Income Fund — Class S [] LB US Aggregate Bond Index+

Yearly periods ended January 31
Comparative Results as of 1/31/06
DWS Core Plus Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,198	$11,342	$12,687	$16,570
	Average annual total return	1.98%	4.29%	4.87%	5.18%
Class AARP	Growth of $10,000	$10,204	$11,351	$12,697	$16,594
	Average annual total return	2.04%	4.31%	4.89%	5.20%
LB US Aggregate Bond Index+	Growth of $10,000	$10,180	$11,117	$13,089	$18,070
	Average annual total return	1.80%	3.59%	5.53%	6.10%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended January 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 8/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/06	$ 1,005.10	$ 1,000.70	$ 1,000.70	$ 1,006.40	$ 1,006.90	$ 1,007.60
Expenses Paid per $1,000*	$ 5.10	$ 9.53	$ 9.43	$ 3.84	$ 4.05	$ 3.95
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 8/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/06	$ 1,020.11	$ 1,015.68	$ 1,015.78	$ 1,021.37	$ 1,021.17	$ 1,021.27
Expenses Paid per $1,000*	$ 5.14	$ 9.60	$ 9.50	$ 3.87	$ 4.08	$ 3.97

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
DWS Core Plus Income Fund	1.01%	1.89%	1.87%	.76%	.80%	.72%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Core Plus Income Fund: A Team Approach to Investing

Deutsche Investment Management America Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Core Plus Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Effective December 2, 2005, Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, is the subadvisor for the fund and Aberdeen Asset Management Investment Services Limited ("AAMISL"), a US registered investment advisor, is the sub-subadvisor for the fund. AAMI and AAMISL provide a full range of international investment advisory services to institutional and retail clients. AAMI and AAMISL are each direct wholly owned subsidiaries of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983.

Portfolio Management Team

The fund's subadvisor is AAMI. The following members of the management team handle the day-to-day operations of the core bond and active fixed income portion of the fund:

Gary W. Bartlett, CFA

CIO for Active Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.

BA from Bucknell University; MBA from Drexel University.

Warren S. Davis, III

Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005 and the fund in 2002

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for PaineWebber and Merrill Lynch.

BS from Pennsylvania State University; MBA from Drexel University.

Thomas J. Flaherty

Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.

BA from SUNY Stony Brook.

J. Christopher Gagnier

Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at Paine Webber and Continental Bank.

BS from Wharton School of Business; MBA from University of Chicago.

Daniel R. Taylor, CFA

Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors.

BS from Villanova University.

Timothy C. Vile, CFA

Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed Income: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm's European Credit and Global Aggregate capabilities; before joining Deutsche Asset Management, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.

BS from Susquehanna University.

William T. Lissenden

Portfolio manager for Core Fixed Income: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005 and the fund in 2003.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities and national sales manager for fixed income securities at Prudential Securities.

BS from St. Peter's College; MBA from Baruch College.

The following portfolio managers are responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for the fund:

Brett Diment

Head of Emerging Markets and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management 1991. Head of Emerging Markets.

BSc from London School of Economics.

Annette Fraser

Client Portfolio Manager and Co-Manager of the fund.

Joined Aberdeen Asset Management and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1990.

Portfolio Manager in the fixed income team for 10 years specializing in the global fixed income product.

MA from St. Andrews University.

Anthony Fletcher

Client Portfolio Manager and Co-Manager of the fund.

Joined Aberdeen Asset Management and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1996 as a portfolio manager covering global and UK fixed income products.

Over 18 years investment industry experience, including serving as the Head of global fixed income at the Saudi American Bank and as a fund manager for the Industrial Bank of Japan.

BSc Geology from University of London.

Nik Hart

Head of European Investment Grade and Co-Manager of the fund.

Joined Aberdeen Asset Management and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 as a graduate.

Head of European Investment Grade, analyst specializing in investing credit and managing sterling portfolios.

Joined the fund in 2002.

Stephen Ilott

Head of Fixed Income and Co-Manager of the Fund.

Joined Aberdeen Asset Management in 2005 as head of the fixed income business globally.

Joined the fund in 2004.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998.

Prior to 1998, managed global fixed income and currency portfolios on behalf of central banks, corporations and pension funds at Robert Fleming & Company from 1986 to 1997.

Ian Winship

Head of Global Interest Rates and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2004.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 1999 as a member of the fixed income team.

Previously had nine years of experience as a fixed income portfolio manager at Scottish Amicable Investment Managers, Murray Johnstone, and Hill Samuel Asset Managers.

BA from University of Strathclyde.

Matthew Cobon

Head of Currency and Co-Manager of the fund.

Joined Aberdeen Asset Management and the fund in 2005.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2001 as a member of the fixed income currency desk.

Previously had five years of experience at Citibank advising global fixed income and currency fund managers on the active management of their currency exposure.

BA from Warwick University.

The following portfolio manager is responsible for the day-to-day management of the high yield portion of the fund.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 and the fund in 2002.

Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998.

Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

BA, University of Vermont.

In the following interview, Gary Bartlett, J. Christopher Gagnier, Warren S. Davis, Thomas J. Flaherty, Daniel R. Taylor and Timothy C. Vile, who serve as co-lead portfolio managers, as well as their extensive team of co-portfolio managers, discuss the recent market environment and strategy in managing DWS Core Plus Income Fund (renamed from Scudder Income Fund on February 6, 2006) during its most recent annual period ended January 31, 2006.

Q: How did DWS Core Plus Income Fund perform for the 12-month period ended January 31, 2006?

A: The total return of the fund's Class A shares for the 12-month period ended January 31, 2006 was 1.78%, as compared with its benchmark, the Lehman Brothers Aggregate Bond Index (the Aggregate), which returned 1.80% for the same period.1 (Fund returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.) The average fund in the Lipper Corporate Debt A-Rated Funds category had a 1.28% return for the 12-month period ended January 31, 2006.2

1 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns assume reinvestment of dividends, and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest in an index.

2 The Lipper Corporate Debt A-Rated Funds category is comprised of funds that invest primarily in corporate debt issues rated A or better or government issues. Lipper returns are the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category cited. It is not possible to invest directly in a Lipper category.

Q: How did the bond market perform during the fiscal period ended January 31, 2006?

A: Many factors affecting the performance of the bond market remained remarkably unchanged over the most recent annual period. Yet high-grade market returns significantly lagged those of the prior year. Certainly, the US Federal Reserve Board (the Fed) has been consistent since its June 30, 2004 institution of a tightening of monetary policy. In fact, despite several rounds of bond market speculation about an interruption in the measured tightening regime, the FOMC has moved the Fed funds rate higher by 25 basis points at every meeting since it began tightening, while remaining quite consistent in its accompanying statements. The Treasury market, despite some rate volatility, continued the trend of a flattening yield curve. As measured by two- to 10-year Treasuries, the curve flattened by 86 basis points and ended the period exactly flat with both Treasuries yielding 4.52%.

The Aggregate underperformed comparable-duration Treasuries for the period, as did the major "spread" sectors of the market, i.e. corporate and single-family mortgage-backed issues. The biggest change came in the credit sector. After producing significant outperformance since 2002, the Lehman Brothers Credit Index underperformed Treasuries by 64 basis points for the most recent period.3 However, a large part of the underperformance came directly as the result of the meltdown of the auto sector (which, according to Lehman Brothers, accounted for 63 basis points of the negative excess returns for the calendar year 2005).

3 The Lehman Brothers Credit Index includes corporate bonds and other investment- grade issues. Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Additionally, despite a continuing pattern of improving credit quality, higher grade issues significantly outperformed lower-quality ones in the investment-grade markets, another departure from the pattern of recent years.

The securitized portion of the market managed better returns than did credit. Single-family mortgage-backed securities modestly underperformed Treasuries for the year, while asset-backed and commercial mortgage-backed bonds did slightly better than comparable Treasuries. These sectors became more vulnerable to rising Treasury rates and widening interest rate swap spreads throughout the year, particularly in the second half.

Owing largely to a hearty appetite for yield among US and offshore investors, the higher-yielding portions of the fixed income markets outperformed the investment-grade markets for the year. Domestic high-yield issues overcame concerns about shareholder-friendly actions on the part of corporate managers and relatively full valuations to provide double the returns of high-grade bonds for the year. Emerging markets issues, despite also beginning the period at relatively full valuations, performed even better.

Q: What were the biggest contributors to fund performance during the 12-month period?

A: Although spread sectors underperformed comparable-duration Treasuries (see above), our investments within the investment- grade component of the market were the most significant performance contributors during the 12-month period. Most notably, our underweight strategy in autos, along with avoidance of other underperforming subsectors, particularly in the consumer areas, was positive for relative performance. So were holdings in insurance, utilities and international corporates. On the other hand, holdings in sectors subject to corporate event risk, such as media/telecom, detracted from performance late in the year. Despite these detractors, our investments in mortgage-backed securities, specifically in structured issues (CMOs) contributed to the positive performance in the fund this year. Also, asset-backed securities (ABS) constituted the best sectoral performance for the year. We have long taken the view that ABS often provides better valuations than do the alternative sectors in the shorter part of the market. This was a successful approach again during the last 12 months. Commercial mortgage-backed securities also outperformed Treasuries for the year. We took advantage of attractive new issue pricings, particularly in BBB-rated bonds, to add to the sector. This strategy was also a positive factor in our overall performance on the year.

Our investment in high-yield bonds ranked high as a performance contributor during the period. In response to fuller valuations toward the middle part of the year, we reduced our exposure to the asset class and opportunistically moved up in credit quality. During subsequent months, our more defensive stance proved to be correct, as yield-spreads widened and we benefited from a more conservative positioning in the fund.

Our international bond strategy benefited from exposure to euro-denominated government bonds during the year as spreads tightened. Unhedged investments to Mexican-peso-denominated bonds as well as holdings of British gilts contributed to performance.

Within the emerging-market component of the fund, investments in countries with strong fundamentals proved beneficial. With emerging-market debt spreads near all-time lows, security selection proved critical during the period. Investments in Brazil, a country experiencing an improving economic environment, benefited the returns. Continued declines in Mexican interest rates across the yield curve also contributed to performance as our investments in that country appreciated in value. Finally, our exposure to Russian debt contributed to performance as high oil prices continued to underpin economic growth.

Q: How is the fund positioned?

A: Investment-grade holdings represent the largest portion of the portfolio. In the face of full valuations, even given the improvement in credit quality, we continued our deliberate lowering of exposure to the corporate sector throughout much of the year. We paused only to add lower-quality issues when the spreads of many BBB-rated issues gapped wider during the mid-part of the year in response to the auto debacle. Our traditional approach to MBS has been to opportunistically add better-structured, less volatile issues than the pass-throughs which populate the MBS index. This low-volatility environment has been such an opportunity. Our overweight to MBS has steadily increased throughout the year and has entirely taken the form of structured issues (CMOs), which now constitute the large majority of our portfolio.

We have long taken the view that ABS often provides better valuations than do the alternative sectors in the shorter part of the market, and have generally been overweight in the sector. We pared our overweight to the sector earlier in the year in reaction to full valuations. However, opportunities within housing-related ABS improved during the year and we added significantly to home-equity loan issues. Within the commercial mortgage- backed segment we took advantage of attractive new issue pricings, particularly in BBB-rated bonds, to add to the sector and ended the year with a significant overweight.

As of January 31, 2006, the fund continues to maintain a 7.5% allocation to high-yield bonds and 4% to emerging-market debt. Despite strong recent performance, we believe that opportunistic investments in these asset classes can enhance the fund's returns. As discussed, in high yield we recently increased our exposure; however the relative overall credit quality has improved as well. In emerging markets we maintain a constructive outlook on the asset class, despite the impressive gains posted in many emerging external and domestic fixed-income markets. This we believe is justified to a large extent by fundamental improvements in the component countries' creditworthiness, and a broadly supportive global backdrop.

We closed our exposure to euro government bonds at favorable levels, which ended a profitable trade that had been in the portfolio for the year. We maintain a small allocation to Mexico as the low-inflation story continues to support this strategy. Our medium-term view is that the dollar is overvalued, particularly versus Asia, due to large current account and fiscal deficits. We will look to opportunistically implement this view at attractive levels.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	1/31/06	1/31/05

Corporate Bonds	19%	20%
Commercial and Non-Agency Mortgage Backed Securites	18%	9%
US Treasury Obligations	17%	13%
Collateralized Mortgage Obligations	17%	21%
Asset Backed	7%	8%
Foreign Bonds — US$ Denominated	6%	11%
US Government Agency Sponsored Pass-Throughs	5%	4%
Municipal Bonds and Notes	5%	5%
Cash Equivalents, net**	3%	3%
Foreign Bonds — Non US$ Denominated	2%	5%
Preferred Stocks	1%	—
Government National Mortgage Association	—	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	1/31/06	1/31/05

US Government and Agencies	39%	39%
AAA*	28%	27%
AA	3%	4%
A	10%	11%
BBB	12%	12%
BB	5%	3%
B	3%	4%
	100%	100%

* Category includes cash equivalents.

** Includes other assets and liabilities.

Asset allocation and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity (Excludes Cash Equivalents)	1/31/06	1/31/05

Less than 1 year	15%	7%
1 < 4.99 years	31%	45%
5 < 10 years	35%	31%
Greater than 10 years	19%	17%
	100%	100%

Weighted average effective maturity: 6.82 years and 6.76 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 24. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2006

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 19.4%
Consumer Discretionary 3.6%
155 East Tropicana LLC, 8.75%, 4/1/2012	70,000	66,325
Adesa, Inc., 7.625%, 6/15/2012	60,000	60,000
Auburn Hills Trust, 12.375%, 5/1/2020	666,000	993,209
AutoNation, Inc., 9.0%, 8/1/2008	60,000	64,425
Aztar Corp., 7.875%, 6/15/2014	95,000	98,563
Boyd Gaming Corp., 7.125%, 2/1/2016	1,095,000	1,086,787
Cablevision Systems Corp., Series B, 8.716%*, 4/1/2009	30,000	30,638
Caesars Entertainment, Inc.:
7.875%, 3/15/2010	545,000	585,194
8.875%, 9/15/2008	45,000	48,713
9.375%, 2/15/2007	40,000	41,550
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022	243,000	313,719
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	2,000,000	2,174,620
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014	40,000	31,700
CSC Holdings, Inc.:
7.25%, 7/15/2008	95,000	95,238
7.875%, 12/15/2007	90,000	91,350
DaimlerChrysler NA Holding Corp.:
4.75%, 1/15/2008	654,000	646,990
Series E, 4.78%*, 10/31/2008 (b)	1,403,000	1,407,643
Dex Media East LLC/Financial, 12.125%, 11/15/2012	201,000	232,657
Dura Operating Corp., Series B, 8.625%, 4/15/2012	50,000	41,000
EchoStar DBS Corp.:
6.625%, 10/1/2014	50,000	48,500
144A, 7.125%, 2/1/2016	945,000	932,006
Foot Locker, Inc., 8.5%, 1/15/2022	140,000	147,560
Ford Motor Co., 7.45%, 7/16/2031	10,000	7,375
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	110,000	122,925
Gregg Appliances, Inc., 9.0%, 2/1/2013	35,000	31,938
GSC Holdings Corp., 144A, 8.0%, 10/1/2012	55,000	53,419
Harrah's Operating Co., Inc.:
5.625%, 6/1/2015	2,292,000	2,240,648
5.75%, 10/1/2017	2,108,000	2,038,337
Hertz Corp., 144A, 8.875%, 1/1/2014	765,000	789,862
Jacobs Entertainment, Inc., 11.875%, 2/1/2009	145,000	153,700
Liberty Media Corp.:
5.7%, 5/15/2013	10,000	9,359
8.25%, 2/1/2030	10,000	9,911
8.5%, 7/15/2029	30,000	30,101
Mandalay Resort Group:
6.5%, 7/31/2009	450,000	454,500
Series B, 10.25%, 8/1/2007	60,000	63,900
Mediacom Broadband LLC, 144A, 8.5%, 10/15/2015	35,000	33,075
Mediacom LLC, 9.5%, 1/15/2013	20,000	19,850
MGM MIRAGE:
6.0%, 10/1/2009	850,000	845,750
6.625%, 7/15/2015	300,000	301,500
8.375%, 2/1/2011	80,000	86,000
9.75%, 6/1/2007	75,000	78,750
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	85,000	89,675
NCL Corp., 10.625%, 7/15/2014	40,000	41,850
News America, Inc., 144A, 6.4%, 12/15/2035	1,205,000	1,199,941
Petro Stopping Centers, 9.0%, 2/15/2012	40,000	40,100
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	70,000	67,375
PRIMEDIA, Inc.:
8.875%, 5/15/2011	40,000	37,400
9.715%*, 5/15/2010	85,000	82,131
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	195,000	215,475
Schuler Homes, Inc., 10.5%, 7/15/2011	180,000	193,162
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	130,000	135,362
TCI Communications, Inc., 8.75%, 8/1/2015	1,960,000	2,347,425
Tele-Communications, Inc.:
9.875%, 6/15/2022	475,000	634,405
10.125%, 4/15/2022	675,000	908,642
Time Warner, Inc.:
6.625%, 5/15/2029	777,000	777,722
7.57%, 2/1/2024	965,000	1,053,512
7.625%, 4/15/2031	3,040,000	3,377,109
TRW Automotive, Inc., 11.0%, 2/15/2013	115,000	130,525
United Auto Group, Inc., 9.625%, 3/15/2012	80,000	85,000
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	30,000	31,388
		28,057,486
Consumer Staples 0.1%
Alliance One International, Inc., 144A, 11.0%, 5/15/2012	50,000	45,500
Birds Eye Foods, Inc., 11.875%, 11/1/2008	47,000	47,940
Delhaize America, Inc.:
8.05%, 4/15/2027	35,000	37,275
9.0%, 4/15/2031	70,000	82,191
Swift & Co.:
10.125%, 10/1/2009	45,000	45,675
12.5%, 1/1/2010	25,000	24,000
Viskase Co., Inc., 11.5%, 6/15/2011	120,000	127,200
		409,781
Energy 1.0%
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015	65,000	68,575
Chesapeake Energy Corp.:
6.25%, 1/15/2018	35,000	34,825
6.375%, 6/15/2015	789,000	787,027
144A, 6.5%, 8/15/2017	553,000	549,855
6.625%, 1/15/2016	496,000	500,960
6.875%, 1/15/2016	80,000	81,600
7.75%, 1/15/2015	35,000	37,319
Dynegy Holdings, Inc., 144A, 9.875%, 7/15/2010	245,000	268,275
El Paso Production Holding Corp., 7.75%, 6/1/2013	55,000	58,163
Energy Transfer Partners LP:
144A, 5.65%, 8/1/2012	1,035,000	1,028,623
5.95%, 2/1/2015	810,000	812,232
Enterprise Products Operating LP:
Series B, 5.0%, 3/1/2015	2,133,000	2,026,770
7.5%, 2/1/2011	1,194,000	1,294,346
Frontier Oil Corp., 6.625%, 10/1/2011	55,000	56,375
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	75,000	75,000
Southern Natural Gas, 8.875%, 3/15/2010	90,000	96,278
Stone Energy Corp.:
6.75%, 12/15/2014	140,000	135,100
8.25%, 12/15/2011	75,000	77,250
Williams Companies, Inc.:
8.125%, 3/15/2012	155,000	169,531
8.75%, 3/15/2032	60,000	71,400
		8,229,504
Financials 6.5%
Agfirst Farm Credit Bank, 8.393%, 12/15/2016	3,100,000	3,457,275
American General Finance Corp.:
Series H, 4.0%, 3/15/2011	5,460,000	5,145,127
Series I, 4.875%, 5/15/2010	110,000	108,521
American International Group, Inc., 144A, 5.05%, 10/1/2015	2,170,000	2,113,304
AmeriCredit Corp., 9.25%, 5/1/2009	155,000	162,556
Ashton Woods USA LLC, 144A, 9.5%, 10/1/2015	70,000	65,188
ASIF Global Finance XVIII, 144A, 3.85%, 11/26/2007	1,740,000	1,704,862
Duke Capital LLC, 4.302%, 5/18/2006	4,330,000	4,321,903
E*TRADE Financial Corp.:
7.375%, 9/15/2013	70,000	71,400
8.0%, 6/15/2011	85,000	88,400
Erac USA Finance Co., 144A, 8.0%, 1/15/2011	2,896,000	3,218,452
ERP Operating LP, 6.95%, 3/2/2011	966,000	1,038,503
Ford Motor Credit Co.:
6.5%, 1/25/2007	3,938,000	3,895,639
6.875%, 2/1/2006	6,521,000	6,521,000
7.25%, 10/25/2011	220,000	201,841
7.375%, 10/28/2009	195,000	182,441
General Motors Acceptance Corp.:
4.375%, 12/10/2007	475,000	437,941
6.125%, 9/15/2006	516,000	510,527
6.125%, 2/1/2007	1,427,000	1,402,179
6.125%, 8/28/2007	2,766,000	2,678,735
6.15%, 4/5/2007	475,000	465,353
6.875%, 9/15/2011	725,000	692,180
8.0%, 11/1/2031	525,000	535,307
H&E Equipment/Finance, 11.125%, 6/15/2012	65,000	72,150
HSBC Bank USA, 5.625%, 8/15/2035	1,213,000	1,176,471
HSBC Finance Capital Trust IX, 5.911%, 11/30/2035	2,600,000	2,605,889
Merrill Lynch & Co., Inc., Series C, 4.79%, 8/4/2010	408,000	401,590
Ohio Casualty Corp., 7.3%, 6/15/2014	545,000	580,693
Pennsylvania Mutual Life Insurance Co., 144A, 6.65%, 6/15/2034	915,000	1,003,506
PLC Trust, Series 2003-1, 144A, 2.709%, 3/31/2006	936,286	933,795
Poster Financial Group, Inc., 8.75%, 12/1/2011	80,000	83,400
PXRE Capital Trust I, 8.85%, 2/1/2027	125,000	122,500
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	180,000	202,500
Reinsurance Group of America, Inc., 6.75%, 12/15/2065	1,690,000	1,714,224
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	70,000	56,350
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	40,000	39,400
UGS Corp., 10.0%, 6/1/2012	70,000	77,000
Universal City Development, 11.75%, 4/1/2010	105,000	116,813
Wachovia Capital Trust III, 5.8%, 8/29/2049	980,000	981,985
ZFS Finance USA Trust II, 144A, 6.45%, 12/15/2065	1,500,000	1,515,770
		50,702,670
Health Care 0.2%
HEALTHSOUTH Corp., 10.75%, 10/1/2008	95,000	93,812
Highmark, Inc., 144A, 6.8%, 8/15/2013	1,112,000	1,193,345
InSight Health Services Corp., 9.174%*, 11/1/2011	25,000	23,250
Tenet Healthcare Corp., 144A, 9.5%, 2/1/2015	110,000	107,800
		1,418,207
Industrials 2.0%
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	102,000	110,415
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	1,701,725	1,775,555
Beazer Homes USA, Inc.:
8.375%, 4/15/2012	65,000	67,925
8.625%, 5/15/2011	60,000	62,925
Browning-Ferris Industries:
7.4%, 9/15/2035	105,000	93,450
9.25%, 5/1/2021	115,000	118,450
Case New Holland, Inc., 9.25%, 8/1/2011	105,000	112,350
Centex Corp., 5.45%, 8/15/2012	2,879,000	2,826,899
Cenveo Corp., 7.875%, 12/1/2013	55,000	53,625
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	55,000	50,600
Columbus McKinnon Corp., 10.0%, 8/1/2010	38,000	41,990
Compression Polymers Corp.:
144A, 10.5%, 7/1/2013	85,000	83,938
144A, 11.44%*, 7/1/2012	70,000	70,000
Corrections Corp. of America, 6.75%, 1/31/2014	825,000	832,219
D.R. Horton, Inc., 5.375%, 6/15/2012	4,737,000	4,574,824
Dana Corp., 7.0%, 3/1/2029	50,000	34,375
DRS Technologies, Inc., 7.625%, 2/1/2018	495,000	502,425
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2015 (b)	1,380,000	1,304,162
6.25%, 1/15/2016	75,000	70,355
8.875%, 4/1/2012	85,000	89,250
Kansas City Southern, 9.5%, 10/1/2008	135,000	145,969
Millennium America, Inc., 9.25%, 6/15/2008	120,000	129,000
Ship Finance International Ltd., 8.5%, 12/15/2013	70,000	65,100
Standard Pacific Corp., 6.5%, 8/15/2010	545,000	526,606
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	35,000	31,981
10.375%, 7/1/2012	55,000	55,688
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	35,000	38,631
United Rentals North America, Inc., 7.0%, 2/15/2014	40,000	37,900
Xerox Capital Trust I, 8.0%, 2/1/2027	60,000	61,875
Xerox Corp., 6.875%, 8/15/2011	1,035,000	1,073,812
		15,042,294
Information Technology 0.2%
Activant Solutions, Inc.:
10.5%, 6/15/2011	59,000	64,089
144A, 10.53%*, 4/1/2010	65,000	66,300
L-3 Communications Corp.:
5.875%, 1/15/2015	240,000	231,600
Series B, 6.375%, 10/15/2015	50,000	49,750
7.625%, 6/15/2012	610,000	638,975
Lucent Technologies, Inc., 6.45%, 3/15/2029	140,000	117,600
Sanmina-SCI Corp.:
6.75%, 3/1/2013	90,000	85,950
8.125%, 3/1/2016	75,000	75,750
10.375%, 1/15/2010	124,000	135,935
		1,465,949
Materials 1.3%
ARCO Chemical Co., 9.8%, 2/1/2020	170,000	189,975
Caraustar Industries, Inc., 9.875%, 4/1/2011	85,000	89,356
Dayton Superior Corp., 10.75%, 9/15/2008	35,000	34,475
Exopac Holding Corp., 144A, 11.25%, 2/1/2014	80,000	80,800
GEO Specialty Chemicals, Inc., 144A, 13.03%*, 12/31/2009	207,000	171,810
Georgia-Pacific Corp.:
8.0%, 1/15/2024	75,000	73,125
8.875%, 5/15/2031	2,038,000	2,099,140
Huntsman LLC, 11.625%, 10/15/2010	95,000	108,775
IMC Global, Inc., 10.875%, 8/1/2013	121,000	139,150
International Steel Group, Inc., 6.5%, 4/15/2014	45,000	45,900
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	125,000	133,750
Massey Energy Co.:
6.625%, 11/15/2010	50,000	50,750
144A, 6.875%, 12/15/2013	45,000	45,394
Newmont Mining Corp., 5.875%, 4/1/2035	4,192,000	4,082,409
Omnova Solutions, Inc., 11.25%, 6/1/2010	115,000	120,175
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	80,000	85,000
Pliant Corp., 11.625%, 6/15/2009 (PIK)	5	5
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	51,000	55,718
TriMas Corp., 9.875%, 6/15/2012	90,000	76,950
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	40,000	35,500
United States Steel Corp., 9.75%, 5/15/2010	90,000	98,100
Westlake Chemical Corp., 6.625%, 1/15/2016	1,050,000	1,051,312
Weyerhaeuser Co.:
7.125%, 7/15/2023	835,000	872,029
7.375%, 3/15/2032	384,000	423,794
		10,163,392
Telecommunication Services 1.2%
AirGate PCS, Inc., 8.35%*, 10/15/2011	105,000	108,675
American Cellular Corp., Series B, 10.0%, 8/1/2011	25,000	27,188
Anixter International, Inc., 5.95%, 3/1/2015	672,000	615,042
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	70,000	73,413
8.375%, 1/15/2014	75,000	73,687
Citizens Communications Co., 9.0%, 8/15/2031	420,000	435,750
Insight Midwest LP, 9.75%, 10/1/2009	110,000	113,575
LCI International, Inc., 7.25%, 6/15/2007	70,000	70,525
MCI, Inc., 8.735%, 5/1/2014	140,000	157,850
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	240,000	253,638
Nextel Partners, Inc., 8.125%, 7/1/2011	145,000	155,512
Qwest Corp.:
7.25%, 9/15/2025	75,000	73,687
144A, 7.741%*, 6/15/2013	60,000	64,725
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	43,000	40,420
SBC Communications, Inc., 6.25%, 3/15/2011	4,245,000	4,412,970
Securus Technologies, Inc., 11.0%, 9/1/2011	80,000	68,400
Verizon Maryland, Inc., 8.3%, 8/1/2031	2,145,000	2,492,647
		9,237,704
Utilities 3.3%
AES Corp., 144A, 8.75%, 5/15/2013	155,000	168,562
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	155,000	172,050
CC Funding Trust I, 6.9%, 2/16/2007	3,614,000	3,674,509
CMS Energy Corp.:
8.5%, 4/15/2011	85,000	92,331
9.875%, 10/15/2007	105,000	112,219
Consumers Energy Co.:
Series F, 4.0%, 5/15/2010	1,730,000	1,640,644
5.0%, 2/15/2012	3,605,000	3,503,714
Copano Energy LLC, 144A, 8.125%, 3/1/2016	10,000	10,000
DPL, Inc., 6.875%, 9/1/2011	97,000	103,305
Entergy Louisiana, Inc., 6.3%, 9/1/2035	790,000	759,929
Mirant North America LLC, 144A, 7.375%, 12/31/2013	45,000	45,788
Nevada Power Co., 144A, 5.95%, 3/15/2016	705,000	702,356
Northeast Utilities, Series B, 3.3%, 6/1/2008	3,985,000	3,813,498
NorthWestern Corp., 5.875%, 11/1/2014	50,000	49,644
NRG Energy, Inc.:
7.25%, 2/1/2014	285,000	288,919
7.375%, 2/1/2016	340,000	345,950
8.0%, 12/15/2013	122,000	136,030
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	180,000	200,700
TXU Corp., Series 0, 4.8%, 11/15/2009	2,278,000	2,184,488
TXU Energy Co., 7.0%, 3/15/2013	1,485,000	1,571,709
Xcel Energy, Inc., 7.0%, 12/1/2010	5,440,000	5,830,293
		25,406,638
Total Corporate Bonds (Cost $153,066,055)		150,133,625

Foreign Bonds — US$ Denominated 5.7%
Consumer Discretionary 0.1%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	109,000	118,810
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	75,000	78,750
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	821,000	925,949
Shaw Communications, Inc., 8.25%, 4/11/2010	35,000	37,450
		1,160,959
Energy 0.0%
Secunda International Ltd., 12.6%*, 9/1/2012	30,000	31,800
Financials 2.2%
Banco Do Estado de Sao Paulo, 144A, 8.7%, 9/20/2049	590,000	610,355
Doral Financial Corp., 5.431%*, 7/20/2007	120,000	114,480
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	6,400,000	6,273,632
Mizuho Financial Group, 8.375%, 12/29/2049	5,380,000	5,815,780
Skandinaviska Enskilda Banken AB, 144A, 5.471%, 3/29/2049	900,000	882,404
SPI Electricity & Gas Australia Holdings Property Ltd., 144A, 6.15%, 11/15/2013	2,025,000	2,129,597
Svenska Handelsbanken AB, 144A, 7.125%, 3/29/2049	1,165,000	1,189,734
		17,015,982
Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	80,000	82,700
Industrials 0.4%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
9.375%, 5/1/2012	55,000	60,500
10.25%, 6/15/2007	165,000	174,075
12.5%, 6/15/2012	150,000	170,250
J. Ray McDermott SA, 144A, 11.5%, 12/15/2013	90,000	107,100
Legrand Holding SA, 10.5%, 2/15/2013	35,000	40,250
Stena AB, 9.625%, 12/1/2012	45,000	49,050
Tyco International Group SA:
6.875%, 1/15/2029	577,000	634,096
7.0%, 6/15/2028	1,758,000	1,947,254
		3,182,575
Materials 0.5%
Cascades, Inc., 7.25%, 2/15/2013	140,000	124,950
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015	2,682,000	2,635,666
ISPAT Inland ULC, 9.75%, 4/1/2014	85,000	97,750
Novelis, Inc., 144A, 7.5%, 2/15/2015	115,000	108,675
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	522,000	489,154
Tembec Industries, Inc.:
8.5%, 2/1/2011	65,000	29,250
8.625%, 6/30/2009	95,000	44,413
		3,529,858
Sovereign Bonds 1.4%
Aries Vermogensverwaltung GmbH, Series C, REG S, 9.6%, 10/25/2014	750,000	958,897
Dominican Republic, Series REG S, 9.04%, 1/23/2018	188,136	202,717
Federative Republic of Brazil:
8.25%, 1/20/2034	340,000	376,380
8.875%, 10/14/2019	30,000	34,575
Government of Ukraine, Series REG S, 7.65%, 6/11/2013	330,000	349,800
Republic of Argentina:
Zero Coupon, 12/15/2035	2,076,943	143,724
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	890,000	312,390
4.005%*, 8/3/2012 (PIK)	70,000	55,405
8.28%, 12/31/2033 (PIK)	375,714	335,137
Republic of Bulgaria, 8.25%, 1/15/2015	2,380,000	2,847,194
Republic of Ecuador, Series REG S, 9.375%, 12/15/2015	610,000	613,660
Republic of Philippines:
9.375%, 1/18/2017	170,000	195,288
10.625%, 3/16/2025	300,000	380,625
Republic of Turkey, 7.25%, 3/15/2015	60,000	62,850
Republic of Venezuela:
7.65%, 4/21/2025	400,000	424,000
10.75%, 9/19/2013	270,000	336,150
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	180,000	201,132
Russian Ministry of Finance, Series V, 3.0%, 5/14/2008	1,490,000	1,416,543
State of Qatar, Series REG S, 9.75%, 6/15/2030	960,000	1,460,448
		10,706,915
Telecommunication Services 1.1%
British Telecommunications PLC, 8.875%, 12/15/2030	2,335,000	3,072,001
Embratel, Series B, 11.0%, 12/15/2008	48,000	54,120
Intelsat Bermuda Ltd., 144A, 9.609%*, 1/15/2012	40,000	40,700
Millicom International Cellular SA, 10.0%, 12/1/2013	30,000	33,000
Mobifon Holdings BV, 12.5%, 7/31/2010	315,000	364,613
Nortel Networks Ltd., 6.125%, 2/15/2006	270,000	270,000
Telecom Italia Capital:
4.0%, 1/15/2010	320,000	303,984
4.95%, 9/30/2014	1,625,000	1,536,228
5.25%, 11/15/2013	2,220,000	2,156,479
Telefonos de Mexico SA de CV, 4.75%, 1/27/2010	335,000	327,636
		8,158,761
Total Foreign Bonds — US$ Denominated (Cost $44,045,433)		43,869,550

Foreign Bonds — Non US$ Denominated 1.9%
Financials 0.2%
European Investment Bank, 10.0%, 1/28/2011 TRY	1,500,000	1,138,773
Sovereign Bonds 1.7%
Aries Vermogensverwaltung GmbH, Series B, REG S, 7.75%, 10/25/2009 EUR	250,000	345,339
Government of Malaysia, 4.305%, 2/27/2009 MYR	17,978,723	4,894,148
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	21,190,000	1,952,862
Series MI-10, 8.0%, 12/19/2013 MXN	46,862,800	4,469,686
Series MI-10, 9.5%, 12/18/2014 MXN	4,660,000	482,762
Republic of Argentina:
Zero Coupon, 12/15/2035 ARS	5,845,697	112,201
5.83%, 12/31/2033 (PIK) ARS	1,205,215	491,268
Republic of Uruguay, 17.75%, 2/4/2006 UYU	29,400,000	603,646
		13,351,912
Total Foreign Bonds — Non US$ Denominated (Cost $13,089,839)		14,490,685

Asset Backed 7.5%
Automobile Receivables 0.7%
MMCA Automobile Trust:
"A4", Series 2002-3, 3.57%, 8/17/2009	2,140,566	2,135,957
"A4", Series 2002-2, 4.3%, 3/15/2010	1,465,606	1,461,041
"B", Series 2002-2, 4.67%, 3/15/2010	1,218,556	1,201,679
"B", Series 2002-1, 5.37%, 1/15/2010	1,180,550	1,176,721
		5,975,398
Home Equity Loans 6.8%
Aegis Asset Backed Securities Trust:
"N1", Series 2005-5N, 144A, 4.5%, 12/25/2023	2,846,398	2,826,829
"N1", Series 2005-3N, 144A, 4.75%, 8/25/2035	1,756,445	1,751,791
Ameriquest Finance NIM Trust, "B", Series 2004-RN5, 144A, 7.0%, 6/25/2034	1,655,542	1,633,890
Bayview Financial Acquisition Trust, "AF1", Series 2005-D, 5.45%, 12/28/2035	5,657,169	5,648,330
Bear Stearns Asset Backed Securities NIM, "A1", Series 2005-FR1, 144A, 5.0%, 6/25/2035	2,329,471	2,317,843
Countrywide Asset-Backed Certificates:
"AF2", Series 2005-7, 4.367%, 11/25/2035	5,100,000	5,017,955
"N1", Series 2004-2N, 144A, 5.0%, 2/25/2035	368,533	366,725
"NOTE", Series 2003-BC3N, 144A, 8.0%, 9/25/2033	252,040	251,243
Credit-Based Asset Servicing and Securities, "AF2", Series 2004-CB8, 4.134%, 12/25/2035	3,650,000	3,599,384
Encore Credit Receivables NIM Trust, "NOTE", Series 2005-4, 144A, 4.5%, 1/25/2036	2,704,381	2,672,267
Green Tree Home Equity Loan Trust, "M2", Series 1999-C, 8.36%, 7/15/2030	1,599,187	1,618,074
Merrill Lynch Mortgage Investors, Inc., "A1A", Series 2005-NCB, 5.451%, 7/25/2036	3,183,761	3,178,908
Novastar NIM Trust, "NOTE", Series 2005-N1, 144A, 4.777%, 10/26/2035	1,713,346	1,706,982
Ownit Mortgage Loan Asset-Backed Certificates, "AF1", Series 2006-1, 5.424%, 12/25/2036	3,335,000	3,334,990
Park Place Securities NIM Trust:
"A", Series 2005-WCH1, 144A, 4.0%, 2/25/2035	1,206,171	1,200,140
"A", Series 2005-WCW1, 144A, 4.25%, 9/25/2035	2,283,973	2,272,553
Renaissance Home Equity Loan Trust, "AF3", Series 2005-2, 4.499%, 8/25/2035	1,360,000	1,333,986
Residential Asset Mortgage Products, Inc., "AI5", Series 2002-RS3, 5.572%, 6/25/2032	3,486,989	3,480,756
Residential Asset Securities Corp., "AI6", Series 2000-KS1, 7.905%, 2/25/2031	1,599,216	1,602,617
Terwin Mortgage Trust, "AF2", Series 2005-14HE, 4.849%, 8/25/2036	6,772,000	6,641,086
		52,456,349
Total Asset Backed (Cost $58,834,071)		58,431,747

Convertible Bond 0.0%
Consumer Discretionary
HIH Capital Ltd., Series DOM, 144A, 7.5%, 9/25/2006 (Cost $44,878)	45,000	44,550

US Government Agency Sponsored Pass-Throughs 5.3%
Federal Home Loan Mortgage Corp., 6.0%, 8/1/2035 (g)	3,151,301	3,169,988
Federal National Mortgage Association:
4.5%, with various maturities from 11/1/2028 until 10/1/2033 (g)	10,113,116	9,519,977
5.0%, with various maturities from 4/1/2025 until 3/1/2034	15,991,891	15,543,810
5.5%, with various maturities from 7/1/2023 until 1/1/2025	5,975,902	5,963,867
6.5%, with various maturities from 9/1/2016 until 11/1/2033	5,829,891	5,982,401
8.0%, 9/1/2015	843,824	899,919
Total US Government Agency Sponsored Pass-Throughs (Cost $41,778,322)		41,079,962

Commercial and Non-Agency Mortgage-Backed Securities 18.6%
Banc of America Mortgage Securities:
"2A8", Series 2003-J, 4.205%*, 11/25/2033	3,610,000	3,529,488
"2A6", Series 2004-G, 4.657%, 8/25/2034	7,930,000	7,818,160
Bear Stearns Adjustable Rate Mortgage Trust, "2A3", Series 2005-4, 4.45%, 8/25/2035	2,590,000	2,528,001
Chase Mortgage Finance Corp., "3A1", Series 2005-A1, 5.284%*, 12/25/2035	5,942,284	5,898,905
Citicorp Mortgage Securities, Inc., "1A1", Series 2004-8, 5.5%, 10/25/2034	2,876,487	2,839,332
Citigroup Commercial Mortgage Trust, "A5", Series 2004-C2, 4.733%, 10/15/2041	1,360,000	1,311,241
Citigroup Mortgage Loan Trust, Inc., "1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	3,970,211	4,015,472
Countrywide Alternative Loan Trust:
"2A2", Series 2004-18CB, 5.125%, 9/25/2034	4,920,000	4,896,196
"1A5", Series 2003-J1, 5.25%, 10/25/2033	2,985,505	2,962,878
"1A1", Series 2004-J1, 6.0%, 2/25/2034	504,846	504,475
"7A1", Series 2004-J2, 6.0%, 12/25/2033	1,395,836	1,394,963
"A1", Series 2004-35T2, 6.0%, 2/25/2035	3,620,098	3,637,559
Countrywide Home Loans, "A6", Series 2003-57, 5.5%, 1/25/2034	1,966,299	1,962,035
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	949,546	968,301
GS Mortgage Securities Corp. II, "C", Series 1998-C1, 6.91%, 10/18/2030	3,255,000	3,383,114
GSR Mortgage Loan Trust:
"4A5", Series 2005-AR6, 4.554%*, 9/25/2035	3,705,000	3,610,705
"2A4", Series 2006-AR1, 5.205%, 1/25/2036	5,145,000	5,103,542
JPMorgan Chase Commercial Mortgage Securities, "B", Series 2005-CB12, 5.014%, 9/12/2037	3,480,000	3,383,929
JPMorgan Mortgage Trust, "2A1", Series 2005-A8, 4.967%, 11/25/2035	3,262,411	3,233,565
LB-UBS Commercial Mortgage Trust, "A2", Series 2005-C2, 4.821%, 4/15/2030	3,310,000	3,268,967
Master Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	7,648,012	7,624,631
"3A1", Series 2004-5, 6.5%, 6/25/2034	827,386	841,607
"5A1", Series 2005-2, 6.5%, 12/25/2034	1,470,722	1,476,865
Master Asset Securitization Trust:
"2A7", Series 2003-9, 5.5%, 10/25/2033	3,082,198	2,980,125
"8A1", Series 2003-6, 5.5%, 7/25/2033	3,161,173	3,103,877
Merrill Lynch Mortgage Investors, Inc., "A3", Series 1996-C2, 6.96%, 11/21/2028	1,280,583	1,284,762
Merrill Lynch Mortgage Trust, "D", Series 2005-CKI1, 5.245%, 11/12/2037	1,800,000	1,767,303
Mortgage Capital Funding, Inc.:
"A2", Series 1998-MC3, 6.337%, 11/18/2031	3,378,931	3,448,405
"A3", Series 1997-MC1, 7.288%, 7/20/2027	788,779	796,800
Residential Accredit Loans, Inc., "CB", Series 2004-QS2, 5.75%, 2/25/2034	4,864,959	4,837,593
Structured Adjustable Rate Mortgage Loan Trust:
"9A1", Series 2005-18, 5.25%, 9/25/2035	3,068,245	3,047,547
"2A1", Series 2006-1, 5.663%, 2/25/2036	3,420,000	3,420,535
"1A1", Series 2005-17, 5.727%*, 8/25/2035	6,090,293	6,096,046
Structured Asset Securities Corp.:
"4A1", Series 2005-6, 5.0%, 5/25/2035	1,031,359	992,039
"2A1", Series 2003-1, 6.0%, 2/25/2018	1,875,580	1,887,872
Wachovia Bank Commercial Mortgage Trust:
"AMFX", Series 2005-C20, 5.179%, 7/15/2042	6,855,000	6,758,542
"G", Series 2005-C19, 144A, 5.37%, 5/15/2044	2,710,000	2,573,607
Washington Mutual:
"A6", Series 2004-AR5, 3.85%, 6/25/2034	4,070,000	3,919,849
"A6", Series 2003-AR11, 3.985%, 10/25/2033	3,385,000	3,290,927
"A7, Series 2004-AR9, 4.178%*, 8/25/2034	3,681,000	3,573,401
"1A6", Series 2005-AR12, 4.843%*, 10/25/2035	6,870,000	6,748,209
Wells Fargo Mortgage Backed Securities Trust:
"2A17", Series 2005-AR10, 3.5%*, 6/25/2035	840,000	804,878
"2A14", Series 2005-AR10, 4.11%*, 6/25/2035	3,420,000	3,319,983
"B1", Series 2005-AR12, 4.326%*, 7/25/2035	3,515,273	3,404,020
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $146,854,289)		144,250,251

Collateralized Mortgage Obligations 17.0%
Fannie Mae Whole Loan:
"2A3", Series 2003-W3, 4.16%, 6/25/2042	2,061,551	2,049,129
"1A1", Series 2004-W15, 6.0%, 8/25/2044	3,537,579	3,567,066
Federal Home Loan Mortgage Corp.:
"BG", Series 2869, 5.0%, 7/15/2033	815,000	786,997
"EG", Series 2836, 5.0%, 12/15/2032	8,025,000	7,741,493
"JD", Series 2778, 5.0%, 12/15/2032	8,098,000	7,815,006
"JG", Series 2937, 5.0%, 8/15/2033	7,240,000	7,019,954
"KD", Series 2915, 5.0%, 9/15/2033	3,266,000	3,150,821
"ND", Series 3036, 5.0%, 5/15/2034	3,343,000	3,215,342
"OG", Series 2889, 5.0%, 5/15/2033	7,102,000	6,831,031
"PD", Series 2844, 5.0%, 12/15/2032	8,030,000	7,746,334
"PE", Series 2721, 5.0%, 1/15/2023	345,000	328,939
"PE", Series 2898, 5.0%, 5/15/2033	3,440,000	3,319,274
"PG", Series 2734, 5.0%, 7/15/2032	6,738,000	6,510,049
"QE", Series 2991, 5.0%, 8/15/2034	5,609,000	5,403,012
"TK", Series 2693, 5.0%, 8/15/2027	5,412,000	5,340,490
"UE", Series 2764, 5.0%, 10/15/2032	6,133,000	5,934,431
"UE", Series 2911, 5.0%, 6/15/2033	3,585,000	3,437,725
"XD", Series 2941, 5.0%, 5/15/2033	5,962,000	5,743,312
"CH", Series 2390, 5.5%, 12/15/2016	2,900,000	2,917,941
"PE", Series 2522, 5.5%, 3/15/2022	11,050,000	11,217,174
"Z", Series 2173, 6.5%, 7/15/2029	790,388	814,164
"B", Series 1997-M5, 6.65%, 8/25/2007	1,329,200	1,342,684
Federal National Mortgage Association:
"C", Series 2002-M2, 4.717%, 8/25/2012	9,425,000	9,227,331
"PE", Series 2005-44, 5.0%, 7/25/2033	1,350,000	1,299,253
"QD", Series 2005-29, 5.0%, 8/25/2033	2,485,000	2,382,635
"OG", Series 2001-69, 5.5%, 12/25/2016	2,005,750	2,026,561
"PG", Series 2002-3, 5.5%, 2/25/2017	3,750,000	3,791,275
"QC", Series 2002-11, 5.5%, 3/25/2017	4,270,000	4,310,044
"VD", Series 2002-56, 6.0%, 4/25/2020	445,933	446,752
"ZQ", Series G92-9, 7.0%, 12/25/2021	1,308,657	1,320,094
Government National Mortgage Association, "GD", Series 2004-26, 5.0%, 11/16/2032	4,994,000	4,828,797
Total Collateralized Mortgage Obligations (Cost $133,073,528)		131,865,110

Municipal Bonds and Notes 5.3%
Brockton, MA, General Obligation, Economic Development, Series A, 6.45%, 5/1/2017 (c)	1,825,000	1,962,934
California, Statewide Communities Development Authority Revenue, Series A-1, 4.0%, 11/15/2006 (c)	3,000,000	2,975,250
Hoboken, NJ, General Obligation, Series B, 5.33%, 2/1/2018 (c)	5,130,000	5,176,221
Illinois, State General Obligation, 4.95%, 6/1/2023	5,275,000	5,115,800
Jicarilla, NM, Sales & Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	3,555,000	3,540,496
La Quinta, CA, Redevelopment Agency Tax Allocation, Redevelopment Project Area No. 1, 6.24%, 9/1/2023 (c)	390,000	412,593
Muscatine, IA, Electric Revenue, 3.96%, 1/1/2008 (c)	3,000,000	2,936,310
Portland, OR, River District, Renewal & Redevelopment Revenue, Series B, 3.8%, 6/15/2012 (c)	1,955,000	1,829,254
South Portland, ME, State General Obligation, 5.1%, 3/1/2017 (c)	1,890,000	1,868,662
Union City, CA, Taxable Pension Obligation, 5.36%, 7/1/2014 (c)	3,890,000	3,915,207
Union County, NJ, Improvement Authority, Student Loan Revenue, 5.29%, 4/1/2018 (c)	4,245,000	4,237,147
Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013 (c)	3,600,000	3,585,312
Washington, State Economic Development Finance Authority Revenue, CSC Tacoma LLC Project, Series A, 3.8%, 10/1/2011 (c)	1,335,000	1,261,134
West Valley City, UT, Municipal Building Authority, Lease Revenue, Special Obligation Crossover, 7.67%, 5/1/2006	2,150,000	2,163,631
Total Municipal Bonds and Notes (Cost $41,574,277)		40,979,951

US Treasury Obligations 17.2%
US Treasury Bond:
6.0%, 2/15/2026 (b)	26,190,000	30,395,747
7.25%, 5/15/2016	21,906,000	26,605,516
7.5%, 11/15/2016	1,285,000	1,595,860
8.125%, 8/15/2019	500,000	669,571
US Treasury Note:
2.875%, 11/30/2006	37,428,000	36,906,067
3.0%, 2/15/2008	800,000	776,500
3.375%, 2/15/2008 (b)	806,000	788,180
3.625%, 1/15/2010	2,390,000	2,313,725
4.25%, 8/15/2013	1,460,000	1,433,081
4.5%, 11/15/2010	13,856,000	13,850,582
4.75%, 5/15/2014	680,000	689,403
5.0%, 2/15/2011	1,850,000	1,892,202
5.0%, 8/15/2011 (b)	14,694,000	15,051,593
Total US Treasury Obligations (Cost $134,798,607)		132,968,027
	Shares	Value ($)

Preferred Stocks 0.6%
Arch Capital Group Ltd., 8.0%	19,696	497,323
Axis Capital Holdings Ltd., Series B, 7.5%	7,150	742,483
Dresdner Funding Trust I, 144A, 8.151%	1,445,000	1,759,179
Farm Credit Bank of Texas, Series 1, 7.561%	792,000	868,547
Markel Capital Trust I, Series B, 8.71%	383,000	408,335
Total Preferred Stocks (Cost $4,233,009)		4,275,867
	Units	Value ($)

Other Investments 0.0%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $64,468)	75,000	56,250
	Shares	Value ($)

Securities Lending Collateral 6.4%
Daily Assets Fund Institutional, 4.35% (d) (e) (Cost $49,168,016)	49,168,016	49,168,016

Cash Equivalents 3.3%
Cash Management QP Trust, 4.33% (f) (Cost $25,526,047)	25,526,047	25,526,047
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $846,150,839)+	108.2	837,139,638
Other Assets and Liabilities, Net	(8.2)	(63,450,829)
Net Assets	100.0	773,688,809

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of January 31, 2006.

+ The cost for federal income tax purposes was $848,607,700. At January 31, 2006, net unrealized depreciation for all securities based on tax cost was $11,468,062. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,237,611 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,705,673.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at January 31, 2006 amounted to $47,953,104 which is 6.2% of net assets.

(c) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	0.6%
Financial Guaranty Insurance Company	0.2%
Financial Security Assurance, Inc.	1.3%
MBIA Corp.	1.5%

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

(f) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Mortgage dollar rolls included.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in kind.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

Currency Abbreviations
ARS Argentine Peso EUR Euro MXN Mexican Peso MYR Malaysian Ringgit TRY New Turkish Lira UYU Uruguayan Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2006
Assets
Investments: Investments in securities, at value (cost $771,456,776) — including $47,953,104 of securities loaned	$ 762,445,575
Investment in Daily Assets Fund Institutional (cost $49,168,016)*	49,168,016
Investment in Cash Management QP Trust (cost $25,526,047)	25,526,047
Total investments in securities, at value (cost $846,150,839)	837,139,638
Foreign currency, at value, (cost ($59,027)	58,877
Receivable for investments sold	24,960,051
Interest receivable	7,465,521
Receivable for Fund shares sold	1,048,188
Net receivable on closed forward foreign currency exchange contracts	15,371
Unrealized appreciation on forward foreign currency exchange contracts	265,320
Other assets	51,319
Total assets	871,004,285
Liabilities
Due to custodian bank	3,434,100
Payable for investments purchased	34,210,166
Payable for investments purchased — mortgage dollar rolls	8,124,968
Unrealized depreciation on forward foreign currency exchange contracts	342,370
Payable for Fund shares redeemed	1,114,891
Payable upon return of securities loaned	49,168,016
Accrued management fee	358,714
Other accrued expenses and payables	562,251
Total liabilities	97,315,476
Net assets, at value	$ 773,688,809
Net Assets
Net assets consist of: Undistributed net investment income	3,022,948
Net unrealized appreciation (depreciation) on: Investments	(9,011,201)
Foreign currency related transactions	(60,597)
Accumulated net realized gain (loss)	(74,817,238)
Paid-in capital	854,554,897
Net assets, at value	$ 773,688,809

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($239,846,672 ÷ 18,912,726 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.68
Maximum offering price per share (100 ÷ 95.5 of $12.68)	$ 13.28

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($16,782,027 ÷ 1,323,574 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.68

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($14,760,652 ÷ 1,164,832 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.67
Class AARP Net Asset Value, offering and redemption price(a) per share ($150,055,738 ÷ 11,830,759 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.68
Class S Net Asset Value, offering and redemption price(a) per share ($351,887,641 ÷ 27,753,355 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.68
Institutional Class Net Asset Value, offering and redemption price(a) per share ($356,079 ÷ 28,136 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.66

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended January 31, 2006
Investment Income
Income: Interest	$ 38,553,510
Interest — Cash Management QP Trust	761,015
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	99,159
Dividends	25,245
Total Income	39,438,929
Expenses: Management fee	4,312,659
Distribution service fees	969,385
Services to shareholders	1,543,383
Custodian and accounting fees	262,430
Auditing	78,544
Legal	33,258
Trustees' fees and expenses	21,514
Reports to shareholders	93,785
Registration fees	69,583
Other	128,027
Total expenses before expense reductions	7,512,568
Expense reductions	(39,082)
Total expenses after expense reductions	7,473,486
Net investment income (loss)	31,965,443
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	645,151
Foreign currency related transactions	2,584,272
3,229,423
Net unrealized appreciation (depreciation) during the period on: Investments	(19,649,530)
Foreign currency related transactions	(462,180)
(20,111,710)
Net gain (loss) on investment transactions	(16,882,287)
Net increase (decrease) in net assets resulting from operations	$ 15,083,156

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended January 31,
	2006	2005
Operations: Net investment income	$ 31,965,443	$ 34,649,932
Net realized gain (loss) on investment transactions	3,229,423	6,774,465
Net unrealized appreciation (depreciation) during the period on investment transactions	(20,111,710)	657,279
Net increase (decrease) in net assets resulting from operations	15,083,156	42,081,676
Distributions to shareholders from: Net investment income: Class A	(11,516,091)	(11,406,180)
Class B	(767,984)	(1,254,799)
Class C	(565,502)	(581,669)
Class AARP	(7,664,789)	(7,373,508)
Class S	(17,099,535)	(17,011,950)
Institutional Class	(198,757)	(264,142)
Fund share transactions: Proceeds from shares sold	95,379,796	156,142,238
Reinvestment of distributions	29,575,112	29,394,537
Cost of shares redeemed	(184,093,858)	(262,976,955)
Redemption fees	10,320	—
Net increase (decrease) in net assets from Fund share transactions	(59,128,630)	(77,440,180)
Increase (decrease) in net assets	(81,858,132)	(73,250,752)
Net assets at beginning of period	855,546,941	928,797,693
Net assets at end of period (including undistributed net investment income of $3,022,948 and $2,346,571, respectively)	$ 773,688,809	$ 855,546,941

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended January 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.04	$ 12.97	$ 12.76	$ 12.51	$ 12.64
Income (loss) from investment operations: Net investment income[b]	.49	.50	.44	.56	.40
Net realized and unrealized gain (loss) on investment transactions	(.26)	.12	.26	.29	(.12)
Total from investment operations	.23	.62	.70	.85	.28
Less distributions from: Net investment income	(.59)	(.55)	(.49)	(.60)	(.41)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 12.68	$ 13.04	$ 12.97	$ 12.76	$ 12.51
Total Return (%)[c]	1.78	4.90	5.57	7.03	2.26**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	240	263	283	301	313
Ratio of expenses (%)	1.02	1.01	1.07	1.07	1.07*
Ratio of net investment income (%)	3.82	3.87	3.47	4.46	5.28*
Portfolio turnover rate (%)[d]	184	156	210	235	152

[a] For the period from June 25, 2001 (commencement of operations of Class A shares) to January 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The portfolio turnover rate including mortgage dollar roll transactions was 196%, 190%, 248%, 259% and 180% for the years ended January 31, 2006, 2005, 2004, 2003 and 2002, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended January 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.04	$ 12.97	$ 12.76	$ 12.51	$ 12.64
Income (loss) from investment operations: Net investment income[b]	.38	.39	.35	.47	.35
Net realized and unrealized gain (loss) on investment transactions	(.27)	.12	.25	.29	(.12)
Total from investment operations	.11	.51	.60	.76	.23
Less distributions from: Net investment income	(.47)	(.44)	(.39)	(.51)	(.36)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 12.68	$ 13.04	$ 12.97	$ 12.76	$ 12.51
Total Return (%)[c]	.88[d]	3.95[d]	4.86	6.22	1.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	29	47	65	68
Ratio of expenses before expense reductions (%)	2.02	1.93	1.83	1.83	1.82*
Ratio of expenses after expense reductions (%)	1.90	1.88	1.83	1.83	1.82*
Ratio of net investment income (%)	2.94	3.00	2.71	3.70	4.53*
Portfolio turnover rate (%)[e]	184	156	210	235	152

[a] For the period from June 25, 2001 (commencement of operations of Class B shares) to January 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The portfolio turnover rate including mortgage dollar roll transactions was 196%, 190%, 248%, 259% and 180% for the years ended January 31, 2006, 2005, 2004, 2003 and 2002, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended January 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.03	$ 12.97	$ 12.76	$ 12.51	$ 12.64
Income (loss) from investment operations: Net investment income[b]	.38	.39	.36	.48	.35
Net realized and unrealized gain (loss) on investment transactions	(.27)	.12	.25	.29	(.12)
Total from investment operations	.11	.51	.61	.77	.23
Less distributions from: Net investment income	(.47)	(.45)	(.40)	(.52)	(.36)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 12.67	$ 13.03	$ 12.97	$ 12.76	$ 12.51
Total Return (%)[c]	.89	4.01[d]	4.88	6.33	1.86**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	16	19	22	23
Ratio of expenses before expense reductions (%)	1.89	1.88	1.73	1.73	1.72*
Ratio of expenses after expense reductions (%)	1.89	1.86	1.73	1.73	1.72*
Ratio of net investment income (%)	2.95	3.02	2.81	3.80	4.63*
Portfolio turnover rate (%)[e]	184	156	210	235	152

[a] For the period from June 25, 2001 (commencement of operations of Class C shares) to January 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The portfolio turnover rate including mortgage dollar roll transactions was 196%, 190%, 248%, 259% and 180% for the years ended January 31, 2006, 2005, 2004, 2003 and 2002, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP Years Ended January 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 13.04	$ 12.97	$ 12.75	$ 12.51	$ 12.71
Income (loss) from investment operations: Net investment income[a]	.52	.53	.47	.59	.72
Net realized and unrealized gain (loss) on investment transactions	(.26)	.12	.27	.28	(.18)
Total from investment operations	.26	.65	.74	.87	.54
Less distributions from: Net investment income	(.62)	(.58)	(.52)	(.63)	(.74)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 12.68	$ 13.04	$ 12.97	$ 12.75	$ 12.51
Total Return (%)	2.04	5.12[b]	5.83	7.29	4.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	150	164	172	173	157
Ratio of expenses before expense reductions (%)	.77	.77	.83	.83	.85
Ratio of expenses after expense reductions (%)	.77	.76	.83	.83	.85
Ratio of net investment income (%)	4.07	4.12	3.71	4.70	5.63
Portfolio turnover rate (%)[c]	184	156	210	235	152

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The portfolio turnover rate including mortgage dollar roll transactions was 196%, 190%, 248%, 259% and 180% for years ended January 31, 2006, 2005, 2004, 2003 and 2002, respectively.

* Amount is less than $.005.

Class S Years Ended January 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 13.04	$ 12.97	$ 12.76	$ 12.51	$ 12.72
Income (loss) from investment operations: Net investment income[a]	.52	.52	.47	.59	.72
Net realized and unrealized gain (loss) on investment transactions	(.27)	.12	.26	.29	(.19)
Total from investment operations	.25	.64	.73	.88	.53
Less distributions from: Net investment income	(.61)	(.57)	(.52)	(.63)	(.74)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 12.68	$ 13.04	$ 12.97	$ 12.76	$ 12.51
Total Return (%)	1.98	5.10[b]	5.82	7.29	4.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	352	374	408	469	650
Ratio of expenses before expense reductions (%)	.81	.85	.83	.83	.85
Ratio of expenses after expense reductions (%)	.81	.84	.83	.83	.85
Ratio of net investment income (%)	4.03	4.04	3.71	4.70	5.63
Portfolio turnover rate (%)[c]	184	156	210	235	152

[a] Based on average shares outstanding during the period.

[b] Total returns would have been lower had certain expenses not been reduced.

[c] The portfolio turnover rate including mortgage dollar roll transactions was 196%, 190%, 248%, 259% and 180% for the years ended January 31, 2006, 2005, 2004, 2003 and 2002, respectively.

* Amount is less than $.005.

Institutional Class+ Years Ended January 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.01	$ 12.97	$ 12.76	$ 12.52	$ 12.64
Income (loss) from investment operations: Net investment income[b]	.53	.54	.50	.62	.44
Net realized and unrealized gain (loss) on investment transactions	(.25)	.11	.25	.28	(.11)
Total from investment operations	.28	.65	.75	.90	.33
Less distributions from: Net investment income	(.63)	(.61)	(.54)	(.66)	(.45)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 12.66	$ 13.01	$ 12.97	$ 12.76	$ 12.52
Total Return (%)	2.13	5.22	6.03	7.33	2.69**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4	9.6		13	14
Ratio of expenses (%)	.68	.66	.62	.63	.62*
Ratio of net investment income (%)	4.16	4.22	3.92	4.90	5.73*
Portfolio turnover rate (%)[c]	184	156	210	235	152

[a] For the period from June 25, 2001 (commencement of operations of Institutional Class shares) to January 31, 2002.

[b] Based on average shares outstanding during the period.

[c] The portfolio turnover rate including mortgage dollar roll transactions was 196%, 190%, 248%, 259% and 180% for the years ended January 31, 2006, 2005, 2004, 2003 and 2002, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

+ On August 13, 2004, Class I shares of the Fund were redesignated Institutional Class.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Core Plus Income Fund (formerly Scudder Income Fund) (the "Fund") is a diversified series of DWS Portfolio Trust (formerly Scudder Portfolio Trust) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is with the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which they are entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $71,000,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2008 ($19,000,000), January 31, 2009 ($45,000,000), January 31, 2011 ($6,000,000) and January 31, 2014 ($1,000,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2005 through January 31, 2006, the Fund incurred approximately $1,800,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2007.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:

Undistributed ordinary income	$ 2,948,518
Capital loss carryforwards	$ (71,000,000)
Net unrealized appreciation (depreciation) on investments	$ (11,468,062)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended January 31,
	2006	2005
Distributions from ordinary income	$ 37,812,658	$ 37,892,248

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended January 31, 2006, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $640,094,996 and $629,507,569, respectively. Purchases and sales of US Treasury obligations aggregated $821,621,359 and $877,273,226, respectively. Purchases and sales of mortgage dollar rolls aggregated $90,908,451 and $90,789,140, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such net assets, 0.41% of the next $2,500,000,000 of such net assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended January 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.

Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, served as subadvisor through December 1, 2005 with respect to the investment and reinvestment of assets in the Fund. The Advisor compensated DeAMIS out of the management fee it received from the Fund.

On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. Effective December 2, 2005, and pursuant to a written contract with the Advisor, Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen PLC, serves as subadvisor to the Fund.

On December 1, 2005, DeAMIS became a direct, wholly owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited ("AAMISL"). Effective December 2, 2005, AAMISL serves as the sub-subadvisor to the Fund pursuant to a written contract with AAMI.

Effective October 1, 2003 through April 30, 2006, the Advisor has agreed to contractually waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.90% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustees' counsel fees and organizational and offering expenses.)

In addition, for the period April 1, 2004 through April 30, 2006, the Advisor and its affiliates have agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 0.84% each of average daily net assets for Class A, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees and organizational and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC and DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholders servicing fee they receive from the Fund. For the year ended January 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at January 31, 2006
Class A	$ 357,944	$ —	$ 60,123
Class B	82,831	26,976	14,370
Class C	38,107	—	7,897
Class AARP	211,010	—	35,280
Class S	628,945	—	102,235
Institutional Class	2,077	—	157
	$ 1,320,914	$ 26,976	$ 220,062

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended January 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $193,811, of which $19,049 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended January 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2006
Class B	$ 160,786	$ 13,766
Class C	115,320	9,706
	$ 276,106	$ 23,472

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended January 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2006	Annual Effective Rate
Class A	603,978	36,656.24%
Class B	51,736	2,385.24%
Class C	37,565	2,990.24%
	$ 693,279	$ 42,031

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended January 31, 2006 aggregated $14,878.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended January 31, 2006, the CDSC for Class B and C shares aggregated $87,743 and $325, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended January 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $25,980, of which $7,320 is unpaid.

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investment in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in early 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

D. Expense Reductions

For the year ended January 31, 2006, the Advisor agreed to reimburse the Fund $8,570, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended January 31, 2006, the Fund's custodian fees were reduced by $3,536 for custody credits earned.

E. Forward Foreign Currency Exchange Contracts

As of January 31, 2006, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (US$)
USD	631,996	BRL	1,430,000	4/28/2006	30,397
USD	7,946,946	AUD	10,620,000	4/28/2006	88,395
EUR	4,596,319	CHF	7,110,000	4/28/2006	58,024
USD	1,860,685	CLP	983,000,000	4/28/2006	3,589
AUD	2,464,032	NZD	2,730,000	4/28/2006	7,711
USD	696,299	RUB	19,660,000	4/28/2006	2,460
AUD	2,439,024	NZD	2,710,000	4/28/2006	8,895
EUR	3,000,000	USD	3,687,750	4/28/2006	23,754
JPY	202,400,000	USD	1,786,818	4/28/2006	42,095
Total net unrealized appreciation					265,320
Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Depreciation (US$)
USD	354,184	ARS	1,090,000	4/28/2006	(522)
USD	1,929,704	EUR	1,580,000	4/28/2006	(29,629)
AUD	2,439,024	NZD	2,710,000	4/28/2006	(6,302)
USD	6,477,984	SEK	48,670,000	4/28/2006	(28,278)
AUD	2,464,032	NZD	2,730,000	4/28/2006	(10,401)
CAD	4,300,000	USD	3,728,609	4/28/2006	(55,540)
EUR	230,000	USD	279,355	4/28/2006	(1,551)
EUR	4,596,319	CHF	7,110,000	4/28/2006	(61,330)
MXN	13,600,000	USD	1,274,365	4/28/2006	(18,542)
MXN	46,300,000	USD	4,364,976	4/28/2006	(36,611)
NZD	8,750,000	USD	5,878,861	4/28/2006	(87,977)
TRY	500,000	USD	365,123	4/28/2006	(5,687)
Total net unrealized depreciation					(342,370)
Currency Abbreviations

ARS Argentine Peso

AUD Australian Dollar

BRL Brazilian Real

CAD Canadian Dollar

CHF Swiss Frank

CLP Chilean Peso

EUR Euro

JPY Japanese Yen

MXN Mexican Peso

NZD New Zealand Dollar

RUB New Russian Ruble

SEK Swedish Krona

TRY New Turkish Lira

USD United States Dollar

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended January 31, 2006		Year Ended January 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,866,697	$ 24,062,910	2,362,672	$ 30,580,850
Class B	186,976	2,409,783	426,056	5,504,308
Class C	197,351	2,542,554	216,526	2,800,350
Class AARP	1,198,333	15,460,819	1,771,717	22,959,976
Class S	3,888,490	49,928,130	5,775,264	74,099,628
Institutional Class	75,345	975,600	1,580,164	20,197,126
		$ 95,379,796		$ 156,142,238
Shares issued to shareholders in reinvestment of distributions
Class A	667,476	$ 8,571,344	646,758	$ 8,335,476
Class B	51,701	664,237	79,291	1,021,769
Class C	34,042	436,762	35,135	452,785
Class AARP	377,072	4,842,576	359,626	4,637,003
Class S	1,157,735	14,861,436	1,139,162	14,683,362
Institutional Class	15,426	198,757	20,431	264,142
		$ 29,575,112		$ 29,394,537
Shares redeemed
Class A	(3,772,729)	$ (48,522,678)	(4,670,317)	$ (60,246,067)
Class B	(1,129,960)	(14,572,838)	(1,912,236)	(24,700,410)
Class C	(295,082)	(3,797,995)	(477,691)	(6,160,822)
Class AARP	(2,337,230)	(30,027,265)	(2,786,504)	(35,969,806)
Class S	(5,981,016)	(76,904,100)	(9,659,737)	(124,071,098)
Institutional Class	(792,096)	(10,268,982)	(916,891)	(11,828,752)
		$ (184,093,858)		$ (262,976,955)
Redemption fees		$ 10,320		$ —
Net increase (decrease)
Class A	(1,238,556)	$ (15,887,477)	(1,660,887)	$ (21,329,741)
Class B	(891,283)	(11,498,816)	(1,406,889)	(18,174,333)
Class C	(63,689)	(818,679)	(226,030)	(2,907,687)
Class AARP	(761,825)	(9,721,208)	(655,161)	(8,372,827)
Class S	(934,791)	(12,107,826)	(2,745,311)	(35,288,108)
Institutional Class	(701,325)	(9,094,624)	683,704	8,632,516
		$ (59,128,630)		$ (77,440,180)

H. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

I. Payment made by Affiliates

During the year ended January 31, 2006, the Advisor fully reimbursed the Fund $2,584 for losses incurred on a trade executed incorrectly.

J. Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and Scudder Funds were renamed DWS Funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Portfolio Trust and the Shareholders of DWS Core Plus Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Core Plus Income Fund (formerly Scudder Income Fund) (the "Fund") at January 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts March 28, 2006	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

The Annual Meeting of Shareholders of DWS Core Plus Income (the "fund") was held on November 28, 2005 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matters were voted upon by the shareholders of said fund (the resulting votes are presented below):

1. To approve an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain
29,731,618	1,386,531	1,686,576

2. To approve a new Sub-Advisory Agreement.

Number of Votes:
For	Against	Abstain
29,564,730	1,489,320	1,750,675

3. To approve a new Sub-Sub-Advisory Agreement.

Number of Votes:
For	Against	Abstain
29,603,737	1,560,507	1,640,480

Investment Management Agreement Approval

Background

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the investment advisor of DWS Core Plus Income Fund, was the subadvisor for the Fund and was responsible for managing a portion of the Fund's assets. DeAMIS rendered investment advisory and management services, including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the portfolio that is allocated to it by DeIM from time-to-time for management. DeAMIS provided a full range of international investment advisory services to institutional and retail clients.

On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of DeIM, parts of its asset management business and related assets based in London and Philadelphia (the "Aberdeen Transaction"). As of that date, DeAMIS became a direct wholly-owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited ("AAMISL"), and the individuals at the Advisor's Philadelphia-based Fixed Income team who managed all or a portion of the assets of the Fund became employees of Aberdeen Asset Management, Inc. ("AAMI"). AAMI and AAMISL are each a direct wholly-owned subsidiary of Aberdeen PLC and each a registered investment advisor under the Investment Advisors Act of 1940, as amended.

As of December 2, 2005, AAMI became the subadvisor to the Fund pursuant to a written contract with the Advisor ("Aberdeen Sub-Advisory Agreement"). As the subadvisor and pursuant to the Aberdeen Sub-Advisory Agreement, AAMI may delegate certain of its duties and responsibilities with respect to the services it is contacted to provide to the Fund. Pursuant to such authority, AAMI has entered into an investment sub-sub-advisory agreement with AAMISL to provide certain investment services to the Fund ("Sub-Sub-Advisory Agreement"). Aberdeen PLC and its asset management subsidiaries, including AAMI and AAMISL, are known as "Aberdeen".

Prior to December 2, 2005, DeIM served as investment advisor to the Fund pursuant to an Investment Management Agreement between DeIM and the Fund (the "Previous Investment Management Agreement"). On December 2, 2005, DeIM began serving as investment advisor to the Fund pursuant to an Amended and Restated Investment Management Agreement, which contains provisions substantially identical to the Previous Investment Management Agreement, except that the Amended and Restated Investment Management Agreement contains a specific provision authorizing DeIM to delegate some or all of its duties under the Amended and Restated Investment Management Agreement to non-affiliated sub-advisors, such as AAMI and AAMISL.

Board Considerations — Aberdeen Transaction

The Board of Trustees of the Fund held a meeting on August 9, 2005 to consider information about Aberdeen PLC, Aberdeen, AAMI, AAMISL and the Aberdeen Transaction. To assist the Board in its consideration of the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, as discussed below, the Board received and considered extensive information about Aberdeen PLC and AAMISL and AAMI and the resources that they intended to commit to the Fund. The Board conducted a thorough review of the potential implications of the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement on the Fund's shareholders and was assisted in this review by its independent legal counsel. On September 9, 2005, the Board, including its Independent Trustees, approved the Amended and Restated Investment Management Agreement, the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, and directed that these agreements be submitted to the Fund's shareholders for approval.

In approving the terms of the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, the Board considered the following factors, among others:

DeIM and Aberdeen PLC have advised the Board that the same London-based and/or Philadelphia-based Fixed Income team that managed the Fund prior to the Aberdeen Transaction would become employees of Aberdeen and would continue to manage the Fund as employees of an Aberdeen PLC subsidiary. In this regard, the Board also considered Aberdeen PLC's assurances regarding the arrangements and incentives that had been established to ensure continued employment with Aberdeen of key members of this investment team. The Board concluded that continued access to the services provided by this team was in the best interests of the Fund and its shareholders.

The advisory fees paid by the Fund would not change as a result of implementing the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, and the overall scope of services provided to the Fund and the standard of care applicable to those services would not be adversely affected. In this regard, the Board also considered DeIM's and Aberdeen PLC's representations that they do not expect any diminution in the nature or quality of services provided to the Fund after the Aberdeen Transaction.

The terms of the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement are consistent with other sub-advisory agreements considered by the Board and determined to be in the best interests of shareholders. The Board considered the fees payable to AAMISL by DeIM under the Aberdeen Sub-Advisory Agreement and the fees payable to AAMISL by AAMI under the Sub-Sub-Advisory Agreement, including relative to the fees paid to sub-advisors of other similar funds, and concluded that such fees are fair and reasonable. The Board also considered the portion of the fees retained by DeIM under the Amended and Restated Investment Management Agreement in light of the services DeIM will continue to provide and its estimated costs of providing such services and concluded that such fees are fair and reasonable.

The benefits to DeIM, Aberdeen PLC and their respective affiliates from the Aberdeen Transaction, including DeIM's conflicts of interest in recommending to the Board that they approve the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement.

The resources and operations of Aberdeen, including the experience and professional qualifications of Aberdeen personnel that would be providing compliance and other services to the Fund. The Board noted that, pursuant to the Amended and Restated Investment Management Agreement, DeIM will oversee the management of the Fund's portfolio by AAMI and AAMISL and will continue to provide the same administrative services that it currently provides.

DeIM's commitment to pay all costs associated with obtaining shareholder approval of the Amended and Restated Investment Management Agreement and the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement.

The Board evaluated the Amended and Restated Investment Management Agreement in conjunction with its broader annual review of all contractual arrangements between the Fund and DeIM and its affiliates. With regard to the Amended and Restated Investment Management Agreement for the Fund, the Board considered in particular that its terms are substantially identical to the terms of the Previous Investment Management Agreement for the Fund, except that the Amended and Restated Investment Management Agreement contains a provision specifically authorizing DeIM to delegate some or all of its advisory duties to an unaffiliated sub-advisor (such as AAMI). At the conclusion of this review, the Board unanimously voted to continue the current contractual arrangements between the Fund and DeIM and its affiliates, pending shareholder approval of the Amended and Restated Investment Management Agreement, the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement. The factors considered by the Board in connection with their general contract review, which are also pertinent to its approval of the Amended and Restated Investment Management Agreement, the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, are set forth below.

Board Considerations — General Contract Review

In terms of the process the Trustees followed prior to approving the previous Investment Management Agreement, shareholders should know that:

At present time, all of the Fund's Trustees — including the chair of the board — are independent of DeIM and its affiliates. If all of the nominees included in the Fund's recent proxy statement are elected, all but one Trustee would be independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining whether to provide the continuation of the Fund's Previous Investment Management Agreement, the Board considered factors that it believes are relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds; and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund (Class S shares) were higher than the median (4th quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund, including relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (2nd quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangements, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one, three and five year periods ended June 30, 2005, the Fund's performance (Class S shares) was in the 1st quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one and three year periods ended June 30, 2005 and underperformed its benchmark in the five year period ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire DWS fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

The Board evaluated the current investment management arrangements in light of the proposed changes to such arrangements being submitted to shareholders and the fact that the current agreements would be continued only until the changes could be implemented. Based on all of the foregoing, the Board concluded that the Amended and Restated Investment Management Agreement, the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement were in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of January 31, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)

		43
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	43
Keith R. Fox (1954) Trustee, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	43
Kenneth C. Froewiss (1945) Trustee 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	46
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	43
Carl W. Vogt (1936) Trustee, 2002-present

Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)

		43
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President[3], Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[4] (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)
A. Thomas Smith[4] (1956) Chief Legal Officer, 2005-present

Managing Director[3], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SZIAX	SZIBX	SZICX	SZIIX
CUSIP Number	23337F 102	23337F 201	23337F 300	23337F 607
Fund Number	463	663	763	1463
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	AINCX	SCSBX
Fund Number	163	063

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, January 31, 2006, DWS Portfolio Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R. Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the Funds’ audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS CORE PLUS INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended January 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$76,200	$225	$0	$0
2005	$70,000	$185	$7,400	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended January 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$268,900	$197,605	$0
2005	$469,407	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended January 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$197,605	$89,035	$286,640
2004	$7,400	$0	$248,208	$255,608

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Plus Income Fund, a series of DWS Portfolio Trust

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Core Plus Income Fund, a series of DWS Portfolio Trust

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 31, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 31, 2006